Exhibit 10.1

*AIA Document A114™— 2001

Standard Form of Agreement Between Owner and Contractor
where the basis of payment is the Cost of the Work Plus a Fee without a Guaranteed Maximum Price

AGREEMENT made as of the Eleventh day of July in the year Two Thousand and Five
(In words, indicate day, month and year)

BETWEEN the Owner
(Name, address and other information):
BFNM Building, LLC	ADDITIONS AND DELETIONS:
PO Box 11070
Columbia, SC 29211-1070	The author of this document has
added Information needed for its
and the Contractor	completion. The author may also
(Name, address and other information):	have revised the text of the
original AlA standard form. An
Harrington Construction Co., General Corporation	Additions and Deletions Report
PO Box 1843	that notes added information as
Myrtle peach, SC 29578	well as revisions to the standard
Telephone Number: 843-448-1642	form text is available from, the
Fax Number: 843-626-3279	author and should be reviewed. A
vertical line in the left margin of
The Project is	this document indicates where
(Name and address):	the author has added necessary
information and where the author
Beach First Center, to be located at the southwest corner of the intersection of Robert M.	has added to or deleted from the
Grissom Parkway and 38th Avenue North, Myrtle Beach, South Carolina	original AlA text.
This document has important
legal consequences.
The Architect is	Consultation with an attorney
(Name, address and other information):	is encouraged with respect to
its completion or modification.
Graham Group Architecture, Professional Corporation
PO Box 888	AlA Document A201-1997,
Pawleys Island, SC 29585	General Conditions of the
Telephone Number: 843-237-3488	Contract for Construction, is
Fax Number: 843-237-3986	adopted in this document by
reference. Do not use with other
The Owner and Contractor agree as follows.	general conditions unless this
document Is modified

WARNING: This AlA Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AlA software at 14:26:57 on 09/01/2005 under Order No.1000195143_1 which expires on 8/26/2006, and is not for resale.
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TABLE OF ARTICLES

1.	THE CONTRACT DOCUMENTS
2.	THE WORK OF THIS CONTRACT
3.	RELATIONSHIP of THE PARTIES
4.	DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION
5.	CONTRACT SUM
6.	CONTROL ESTIMATE AND CONTRACT TIME
7.	COSTS TO BE REIMBURSED
8.	COSTS NOT TO BE REIMBURSED
9.	DISCOUNTS, REBATES AND REFUNDS
10.	SUSCONTRACTS AND OTHER AGREEMENTS
11.	ACCOUNTING RECORDS
12.	PAYMENTS
13.	TERMINATION OR SUSPENSION
14.	MISCELLANEOUS PROVISIONS
15.	ENUMERATION OF CONTRACT DOCUMENTS
16.	INSURANCE AND BONDS.

WARNING: This AlA Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AlA software at 14:26:57 on 09/01/2005 under Order No.1000195143_1 which expires on 8/26/2006, and is not for resale.
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ARTICLE I      THE CONTRACT DOCUMENTS
§ 1.1 The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to the execution of this Agreement, other documents listed in this Agreement, and Modifications issued after execution of this Agreement. These listed form the Contract and are all as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract: represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 15. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.

ARTICLE 2      THE WORK OF THIS CONTRACT
§ 2.1 The Contractor shall execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3      RELATIONSHIP OF THE PARTIES
§3.1 The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and exercise the Contractor’s skill and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner’s interests. The Owner agrees to furnish or approve, in a timely manner, information required by the Contractor and to make payments to the Contractor in accordance with the requirements of the Contract Documents.

ARTICLE 4       DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION
§ 4.1 The date of commencement of the Work shall be the date of this Agreement, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner. (Insert the date of commencement if it differs from the date of this Agreement, or if applicable, state that the date will be fixed in a notice to proceed.)

July 11, 2005

§ 4.2 The Contract Time shall be measured from the date of commencement.

§ 4.3 The Contractor shall achieve Substantial Completion of the entire Work not later than Two hundred fifty-five (- 255) days from the date of commencement or as follows: (Insert the number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement, Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work)

Portion of Work	Substantial Completion date	March 22, 2006

, subject to adjustments of this Contract Time as provided in Section 6.2.4.
(Insert provisions, if any, for liquidated damages relating to failure to complete on time or for bonus payments for early completion of the Work)

ARTICLE 5       CONTRACT SUM
§ 5.1 The Owner shall pay the Contractor the Contract Sum in current funds fur the Contractor’s performance of the Contract. The Contract Sum is the actual Cost of the Work as defined in Article 7 plus the Contractor’s Fee.

For the purpose of this Agreement, the base price of the Work has been established as Five Million Two Hundred Thirty-seven Thousand Four Hundred Seventy-eight Dollars and Zero Cents ($5,237,478.00). The base price is subject to additions and deductions by Change Order as provided in the Contract Documents.

WARNING: This AlA Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AlA software at 14:26:57 on 09/01/2005 under Order No.1000195143_1 which expires on 8/26/2006, and is not for resale.
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§ 5.2 The Contractor’s Fee is:
(State a lump sum, percentage of Cost of the Work or other provision for determining the Contractor’s Fee, and describe the method of adjustment of the Contractor’s Fee for changes in the Work)

The Contractor’s Fee shall consist of General Conditions in the amount of Eighty Two Thousand, Three Hundred Sixteen Dollars ($82,316.00) and Overhead and Profit in the amount of One Hundred Fifty Thousand Eight Hundred Dollars ($150,800.00), for a total of Two Hundred Thirty Three Thousand, One Hundred Sixteen Dollars ($233,116.00).

§ 5.3 If the extent of changes is such that application of the adjustment provisions herein will cause substantial inequity to the Owner or Contractor, in the aggregate, the Contractor’s Fee shall be equitably adjusted on the basis of the Fee established for the original Work.

ARTICLE 6       CONTROL ESTIMATE AND CONTRACT TIME
§ 6.1 The Contractor shall prepare and submit to the Owner, in writing, a Control Estimate. The Control Estimate shall include the estimated Cost of the Work plus the Contractor’s Fee. The Control Estimate shall be used to monitor actual costs.

§ 6.2 The Control Estimate shall include:

.1	the documents enumerated in Article 15, including all Addenda thereto and the Conditions of the Contract;
.2	a list of the clarifications and assumptions made by the Contractor in the preparation of the Control Estimate, including assumptions under Section 6.4, to supplement the information provided by the Owner and contained in the Drawings and Specifications;
.3	a statement of the estimated Cost of the Work organized by trade categories or systems and the Contractor's Fee;
.4	a project schedule indicating proposed Subcontractors, activity sequences and durations, milestone dates for receipt and approval of pertinent information, schedule of shop drawings and samples, procurement and delivery of materials or equipment requiring long-lead time, and the Owner’s occupancy requirements showing portions of the Project having occupancy priority; and
.5	contingencies for further development of design and construction as required by Section 6.4.

§ 6.3 The Contractor shall meet with the Owner and Architect to review the Control Estimate. In the event that the Owner or Architect discovers any inconsistencies or inaccuracies in the information presented, they shall promptly notify the Contractor, who shall make appropriate adjustments to the Control Estimate. When the Control Estimate is acceptable to the Owner, the Owner shall acknowledge it in writing, The Owner’s acceptance of the Control Estimate does not imply that the Control Estimate constitutes a Guaranteed Maximum Price.

§ 6.4 To the extent that the Drawings and Specifications are anticipated to require further development by the Architect, the Contractor shall provide in the Control Estimate for such further development consistent with the Contract Documents and reasonably inferable therefrom. Such further development does not include changes in scope, systems, kinds and quality of materials, finishes or equipment, all of which, if required, shall be incorporated in a revised Control Estimate by mutual agreement of the parties.

§ 6.5 The Contractor shall develop and implement a detailed system of cost control that will provide the Owner with timely information as to the anticipated total Cost of the Work. The cost control system shall compare the Control Estimate with the actual cost for activities in progress and estimates for uncompleted tasks and proposed changes. This information shall be reported to the Owner, in writing, no later than the Contractor’s first Application for Payment and shall be revised at mutually agreed-upon intervals.

ARTICLE 7      COSTS TO BE REIMBURSED
§ 7.1 Cost of the Work
The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.

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§ 7.2 Labor Costs

§ 7.2.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner’s approval, at off-site workshops.

§ 7.2.2 Wages or salaries of the Contractor’s supervisory and administrative personnel when stationed at the site with the Owner’s approval. (If it is intended that the wages or salaries of certain personnel stationed at the Contractor’s principal or other offices shall be included in the Cost of the Work, identify the personnel to be included whether for all or only part of the time and the rates at which time will be charged to the Work.)

Person included	Status (full-time/part-time)	Rate ($ 0.00)	Rate (unit of time)
n/a

§ 7.2.3 Wages and salaries of the Contractor’s supervisory or administrative personnel engaged at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

§ 7.2.4 Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Sections 7.2.1 through 7.2.3.

§ 7.3 Subcontract Costs

§ 7.3.1 Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts.

§ 7.4 Costs of Materials and Equipment Incorporated in the Completed Construction

§ 7.4.1 Costs including transportation and storage at the site of materials and equipment incorporated, or to be incorporated, in the completed construction.

§ 7.4.2 Costs of materials described in the preceding Section 7.4.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner’s property at the completion of the Work or, at the Owner’s option, shall be sold by the Contractor. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

§ 7.5 Costs of Other Materials and Equipment, Temporary Facilities and Related Items

§ 7.5.1 Costs, including transportation and storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment and hand tools not customarily owned by construction workers that are provided by the Contractor at the site and fully consumed in the performance of the Work; and cost (less salvage value) of such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.

§ 7.5.2 Rental charges for temporary facilities, machinery, equipment and hand tools not customarily owned by construction workers that are provided by the Contractor at the site and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates of Contractor-owned equipment and quantities of equipment shall be subject to the Owner’s prior approval.

§ 7.5.3 Costs of removal of legally disposed debris from the site.

§ 7.5.4 Costs of document reproductions, facsimile transmissions and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.

§ 7.5.5 That portion of the reasonable travel and subsistence expenses of the Contractor’s personnel incurred while traveling in discharge of duties connected with the Work.

WARNING: This AlA Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AlA software at 14:26:57 on 09/01/2005 under Order No.1000195143_1 which expires on 8/26/2006, and is not for resale.
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§ 7.5.6 Costs of materials and equipment stored off-site at a mutually acceptable location, if approved in advance by the Owner.

§ 7.6 Miscellaneous Costs

§ 7.6.1 That portion of insurance and bond premiums that can be directly attributed to this Contract.

§ 7.6.2 Sales, use or similar taxes imposed by a governmental authority that are related to the Work and for which the Contractor is liable.

§ 7.6.3 Fees and assessments for the building permit and for other permits, licenses and inspections the Contractor is required by the Contract Documents to pay.

§ 7.6.4 Fees of laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Section 13.5.3 of AlA Document A201-1997 or other provisions of the Contract Documents, and which do not fall within the scope of Section 7.7.3.

§ 7.6.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Contract Documents; and payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner’s consent. Such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Contractor’s Fee, however. If such royalties, fees and costs are excluded by the last sentence of Section 3.17.1 of AlA Document A201-1997 or other provisions of the Contract Documents, they shall not be included in the Cost of the Work.

§ 7.6.6 Deposits lost for causes other than the Contractor’s negligence or failure to fulfill a specific responsibility to the Owner as set forth in the Contract Documents.

§ 7.6.7 Legal, mediation and arbitration costs, including attorneys’ fees, other than those arising from disputes between the Owner and Contractor, reasonably incurred by the Contractor in the performance of the Work and with the Owner’s prior written approval, which shall not be unreasonably withheld.

§ 7.6.8 Expenses incurred in accordance with the Contractor’s standard personnel policy for relocation and temporary living allowances of personnel required for the Work, if approved by the Owner.

§ 7.7 Other Costs and Emergencies

§ 7.7.1 Other costs incurred in the performance of the Work if, and to the extent, approved in advance in writing by the Owner.

§ 7.7.2 Costs due to emergencies incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Section 10.6 of AIA Document A201-1997.

§ 7.7.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Contractor, Subcontractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Contractor and only to the extent that the cost of repair or correction is not recovered by the Contractor from insurance, sureties, Subcontractors or suppliers.

ARTICLE 8       COSTS NOT TO BE REIMBURSED
§ 8.1 The Cost of the Work shall not include:

.1	Salaries and other compensation of the Contractor’s personnel stationed at the Contractor’s principal office or offices other than the site office, except as specifically provided in Sections 7.2.2 and 7.2.3, or as may be provided in Article 14.
.2	Expenses of the Contractor's principal office and offices other than the site office.
.3	Overhead and general expenses, except as may be expressly included in Article 7.

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.4	The Contractor’s capital expenses, including interest on the Contractor’s capital employed for the Work.

.5	Rental costs of machinery and equipment, except as specifically provided in Section 7.5.2.

.6	Except as provided in Section 7.7.3 of this Agreement, costs due to the negligence or failure to fulfill

.7	a specific responsibility of the Contractor, Subcontractors and suppliers or anyone directly or indirectly employed by any of them, or for whose acts any of them may be liable. Any cost not specifically and expressly described in Article 7.

ARTICLE 9       DISCOUNTS, REBATES AND REFUNDS
§ 9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefore from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be obtained.

§ 9.2 Amounts that accrue to the Owner in accordance with the provisions of Section 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.

ARTICLE 10      SUBCONTRACTS AND OTHER AGREEMENTS
§ 10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor’s own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Owner may designate specific persons from whom, or entities from which, the Contractor shall obtain bids. The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Architect. The Owner shall then determine, with the advice of the Contractor and Architect, which bids will be accepted. The Contractor shall not be required to contract with anyone to whom there is reasonable objection on the Contractor’s part.

§ 10.2 Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement and shall not be awarded on the basis of Cost Plus a Fee without the prior consent of the Owner.

ARTICLE 11      ACCOUNTING RECORDS
§ 11.1 The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract, and the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner’s accountants shall be afforded access to, and shall be permitted to audit and copy, the Contractor’s records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.

ARTICLE 12      PAYMENTS
§ 12.1 Progress Payments

§ 12.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

§ 12.1.2 The period covered by each Application for Payment shall be one calendar month ending on the Twenty Eighth 28th day of the month, or as follows:

§ 12.1.3 Provided that an Application for Payment is received by the Architect not later than the Sixteenth day of a month, the Owner shall make payment to the Contractor not later than the Tenth day of the following month, If an-Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than Thirty-five (35) days after the Architect receives the Application for Payment.

WARNING: This AlA Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AlA software at 14:26:57 on 09/01/2005 under Order No.1000195143_1 which expires on 8/26/2006, and is not for resale.
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§ 12.1.4 With each Application for Payment, the Contractor shall submit partial release of liens, payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached and any other evidence required by the Owner or Architect to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (1) progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor’s Fee; plus (3) payrolls for the period covered by the present Application for Payment; plus (4) retainage provided in Section 12.1.6.2, if any, applicable to prior progress payments.

§ 12.1.5 Applications for Payment shall show the Cost of the Work actually incurred by the Contractor through the end of the period covered by the Application for Payment and for which the Contractor has made or intends to make actual payment prior to the next Application for Payment.

§ 12.1.6 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed, as follows:

.1	take the Cost of the Work as described in Article 7;
.2	add the Contractor’s Fee, less retainage of Ten percent (10.00%). The Contractor’s Fee shall be computed upon the Cost of the Work described in the preceding Section 12.1.6.1 at the rate stated in Section 5.2; or if the Contractor’s Fee is stated as a fixed sum in that paragraph, an amount which bears the same ratio to that fixed-sum Fee as the Cost of the Work in the preceding clause bears to a reasonable estimate of the probable Cost of the Work upon its completion;:
.3	subtract the aggregate of previous payments made by the Owner;
.4	subtract the shortfall, if any, indicated by the Contractor, in the documentation required by Section 12,14 or resulting from errors subsequently discovered by the Owner’s accountants in such documentation; and
.5	subtract amounts, if any, for which the Architect has withheld or withdrawn a Certificate for Payment as provided in the Contract Documents.

§ 12.1.7 Additional retainage, if any, shall be as follows:

n/a

§ 12.1.8 Except with the Owner’s prior approval, payments to Subcontractors shall be subject to retainage of not less than Ten percent (10.00%). The Owner and Contractor shall agree on a mutually acceptable, procedure for review- and approval of payments and retention for Subcontractors.

§ 12.1.9 In taking action on the Contractor’s Applications for Payment, the Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Section 12.1.4 or other supporting data; that the Architect has made exhaustive or continuous on-site inspections; or that the Architect has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner’s accountants acting in the sole interest of the Owner.

§ 12.2 Final Payment

§ 12.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

.1	the Contractor has fully performed the Contract except for the Contractor’s responsibility to correct Work, as provided in Section 12.2.2 of AlA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and
.2	a final Certificate for Payment has been issued by the Architect.

§ 12.2.2 The Owner’s final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect’s final Certificate for Payment, or as follows:

Final Payment shall be contingent upon issuance of the Certificate of Occupancy.

WARNING: This AlA Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AlA software at 14:26:57 on 09/01/2005 under Order No.1000195143_1 which expires on 8/26/2006, and is not for resale.
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§ 12.2.3 The Owner’s accountants will review and report in writing on the Contractor’s final accounting within 30 days after delivery of the final accounting to the Architect by the Contractor. Based upon such Cost of the Work as the Owner’s accountants report to be substantiated by the Contractor’s final accounting, and provided the other conditions of Section 12.2.1 have been met, the Architect will, within seven days after receipt of written report of the Owner’s accountants, either issue to the Owner a final Certificate for Payment with a copy to the Contractor or notify the Contractor and Owner in writing of the Architect’s reasons for withholding a certificate as provided in Section 9.5.1 of AIA Document A201-1997. The time periods stated in this Section 12.2.3 supersede those stated in Section 9.4.1 of AIA Document A201-1997.

§ 12.2.4 If the Owner’s accountants report the Cost of the Work as substantiated by the Contractor’s final accounting to be less than claimed by the Contractor, the Contractor shall be entitled to demand arbitration of the disputed amount without a further decision of the Architect. Such demand for arbitration shall be made by the Contractor within 30 days after the Contractor’s receipt of a copy of the Architect’s final Certificate for Payment. Failure to demand arbitration within this 30-day period shall result in the substantiated amount reported by the Owner’s accountants becoming binding on the Contractor. Pending a final resolution by arbitration, the Owner shall pay the Contractor the amount certified in the Architect’s final Certificate for Payment.

§ 12.2.5 If, subsequent to final payment and at the Owner’s request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work, the Owner shall reimburse the Contractor such costs and the Contractor’s Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment.

ARTICLE 13       TERMINATION OR SUSPENSION
§ 13.1 The Contract may be terminated by the Contractor, or by the Owner, as provided in Article 14 of AIA Document A201-1997. However, the amount to be paid to the Contractor under Section 14.1.3 of AIA Document A201-l997 shall not exceed the amount the Contractor would be entitled to receive under Section 13.2 below.

§ 13.2 The Contract may be terminated by the Owner for cause or for convenience as provided in Article 14 of AIA Document A201-1997; however, the Owner shall then only pay the Contractor an amount calculated as follows:

.1	Take the Cost of the Work incurred by the Contractor to the date of termination; .2 Add the Contractor’s Fee computed upon the Cost of the Work to the date of termination at the rate
.2	stated in Section 5.2 or, if the Contractor’s Fee is stated as a fixed sum in that Paragraph, an amount that bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion; and
.3	Subtract the aggregate of previous payments made by the Owner.

§ 13.3 The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor that the Owner elects to retain and that is not otherwise included in the Cost of the Work under Section 13.2.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 13, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

§ 13.4 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201 -1997; in such case, the Contract Sum and Contract Time shall be increased as provided in Section 14.3.2 of AIA Document A201-1997, except that the term “profit” shall be understood to mean the Contractor’s Fee as described in Sections 5.2 and 5.3 of this Agreement.

ARTICLE 14      MISCELLANEOUS PROVISIONS
§ 14.1 Where reference is made in this Agreement to a provision of AIA Document A201- 1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

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§ 14.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located. (Insert rate of interest agreed upon, if any)

0.00% per annum

(Usury laws and requirements under the Federal Truth in Lending Act similar state and local consumer credit laws and other regulations at the Owner’s and Contractor’s principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

§ 14.3 The Owner’s representative is:
(Name, address and other information)

William Sills
PO Box 11070
Columbia, SC 29211-1070

§ 14.4 The Contractor’s representative is:

(Name, address and other information)

Mike Harrington or Leonard Humphries
PO Box 1843
Myrtle Beach, SC 29578

§ 14.5 Neither the Owner’s nor the Contractor’s representative shall be changed without ten days’ written notice to the other party.

§ 14.6 Dispute Resolution

§ 14.6.1 Claims, disputes or other matters in question between the parties to this Agreement shall be resolved by mediation or by arbitration. Prior to arbitration, the parties shall endeavor to reach settlement by mediation. (Refer to Sections 4.4 through 4.6 of AIA Document A201 -1997, General Conditions of the Contract for Construction, for specific requirements related to mediation and arbitration provisions.)

§ 14.7 Other provisions:

.1	When the Work exceeds fifty percent (50%) completion, retainage shall be reduced to five percent (5%) for the duration of construction.

ARTICLE 15       ENUMERATION OF CONTRACT DOCUMENTS
§ 15.1 The Contract Documents include:

.1	The Agreement is this executed 2001 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A114.
.2	The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201.
.3	The Supplementary and other Conditions of the Contract are as follows:

Document	Title	Pages

§ 15.1.4 The Specifications and Addenda, if any, are as follows: (Either list here or refer to an exhibit attached to this Agreement)

Title of Specifications exhibit: Exhibit A, Index of Specification Sections

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Number	Date	P	ages
One	6/6/2005	1
Two	6/24/2005	1

§ 15.1.5 The Drawings are as follows, and are dated May 04, 2005 unless a different date is shown below: (Either list here or refer to an exhibit attached to this Agreement)

Title of Drawings exhibit: Exhibit B, Index of Drawings

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 15.

§ 15.1.6 Other Documents, if any, forming part of the Contract Documents are as follows: (List here any additional documents, such as a list of allowances or unit prices that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements, such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor’s bid, are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

n/a

ARTICLE 16       INSURANCE AND BONDS
§ 16.1 The Contractor shall purchase and maintain insurance and provide bonds as set forth in Article 11 of AIA Document A20l—1997. (List required limits of liability for insurance and bonds. AIA Document A201-1997 gives other specific requirements or insurance and bonds.)

Type of Insurance	Limits of liability ($ 0.00)
Exhibit C, attached, Certificate of Liability
Insurance

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one if to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

OWNER	CONTRACTOR
_______________________________	_______________________________
(Signature)	(Signature)
Williams Sills	Michael Harrington, President
(Printed name and title)	(Printed name and title)

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EXHIBIT A

INDEX OF SPECIFICATION SECTIONS

DIVISION 0	BIDDING AND CONTRACTING REQUIREMENTS
SECTION 00400	CONTRACT REFERENCE
SECTION 00500	SUBCONTRACTORS LIST
SECTION 00700	GENERAL CONDITIONS REFERENCE
SECTION 00800	SUPPLEMENTARY CONDITIONS
DIVISION 1	GENERAL REQUIREMENTS
SECTION 01110	SUMMARY
SECTION 01200	PRICE AND PAYMENT PROCEDURES
SECTION 01310	PROJECT MANAGEMENT AND COORDINATION
SECTION 01320	CONSTRUCTION PROGRESS DOCUMENTATION
SECTION 01330	SUBMITTAL PROCEDURES
SECTION 01352	LEED REQUIREMENTS
SECTION 01400	QUALITY REQUIREMENTS
SECTION 01500	TEMPORARY FACILITIES AND CONTROLS
SECTION 01524	CONSTRUCTION WASTE MANAGEMENT
SECTION 01600	PRODUCT REQUIREMENTS
SECTION 01700	EXECUTION REQUIREMENTS
SECTION 01770	CLOSEOUT PROCEDURES
SECTION 01781	PROJECT RECORD DOCUMENTS
SECTION 01782	OPERATION AND MAINTENANCE
SECTION 01810 .	GENERAL COMMISSIONING REQUIREMENTS
SECTION 01815	HVAC COMMISSIONING REQUIREMENTS
SECTION 01820	DEMONSTRATION AND TRAINING
DIVISION 2	SITE WORK
SECTION 02230	SITE CLEARING
SECTION 02300	EARTHWORK
SECTION 02361	TERMITE CONTROL

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DIVISION 3	CONCRETE
SECTION 03300	CAST-IN-PLACE CONCRETE
DIVISION 4	MASONRY
SECTION 04810	UNIT MASONRY ASSEMBLIES
DIVISION 5	METALS
SECTION 05120	STRUCTURAL STEEL
SECTION 05310	STEEL DECK
SECTION 05400	COLD-FORMED METAL FRAMING
SECTION 05500	METAL FABRICATIONS
SECTION 05511	METAL STAIRS
SECTION 05521	PIPE AND TUBE RAILINGS
SECTION 05700	ORNAMENTAL METAL
SECTION 05721	ORNAMENTAL RAILINGS
DIVISION 6	WOOD AND PLASTICS
SECTION 06105	MISCELLANEOUS CARPENTRY
SECTION 06150	DECKING
SECTION 06202	INTERIOR FINISH CARPENTRY
DIVISION 7	THERMAL AND MOISTURE PROTECTION
SECTION 07131	SELF-ADHERING SHEET WATERPROOFING
SECTION 07210	BUILDING INSULATION
SECTION 07270	AIR BARRIERS
SECTION 07460	SIDING
SECTION 07610	SHEETMETAL ROOF
SECTION 07620	SHEET METAL FLASHING AND TRIM
SECTION 07811	SPRAYED FIRE RESISTIVE MATERIALS
SECTION 07841	THROUGH-PENETRATION FIRESTOP SYSTEMS
SECTION 07920	JOINT SEALANTS

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DIVISION 8	DOORS AND WINDOWS
SECTION 08110	STEEL DOORS AND FRAMES
SECTION 08212	STILE AND RAIL WOOD DOORS
SECTION 08411	ALUMINUM FRAMED STOREFRONTS
SECTION 08710	DOOR HARDWARE
SECTION 08800	GLAZING
DIVISION 9	FINISHES
SECTION 09220	PORTLAND CEMENT PLASTER
SECTION 09250	GYPSUM BOARD
SECTION 09265	GYPSUM BOARD SHAFT-WALL ASSEMBLIES
SECTION 09310	CERAMIC TILE
SECTION 09512	ACOUSTIC TILE CEILINGS
SECTION 09640	WOOD FLOORING
SECTION 09911	EXTERIOR PAINTING
SECTION 09912	INTERIOR PAINTING
DIVISION 10	SPECIALTIES
SECTION 10155	TOILET COMPARTMENTS
SECTION 10431	SIGNS
SECTION 10522	FIRE EXTINGUISHER AND CABINETS
SECTION 10801	TOILET AND BATH ACCESSORIES
DIVISION 11	EQUIPMENT (NONE)
DIVISION 12	FURNISHINGS
SECTION 12484	FLOOR MATS AND FRAMES
DIVISION 13	SPECIAL CONSTRUCTION (NONE)
DIVISION 14	CONVEYING SYSTEMS
SECTION 14240	HYDRAULIC ELEVATORS

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DIVISION 15	MECHANICAL
NOTE: PREPARED MECA
SECTION 15011	GENERAL REQUIREMENTS MECHANICAL
SECTION 15016	PRESSURE TESTING
SECTION 15050	BASIC MATERIALS AND METHODS
SECTION 15100	VALVES
SECTION 15141	CENTRIFUGAL PUMPS
SECTION 15250	INSULATION OF MECHANICAL SYSTEMS
SECTION 15251	INSULATION OF UNDERGROUND PIPING.
SECTION 15400	PLUMBING
SECTION 15500	FIRE PROTECTION
SECTION 15650	PIPING AND PIPING FITTINGS
SECTION 15700	HEAT TRANSFER EQUIPMENT
SECTION 15800	AIR DISTRIBUTION
SECTION 15872	AIR COOLED CHILLERS
SECTION 15900	ENERGY MANAGEMENT AND CONTROLS
SECTION 15950	BALANCING, ADJUSTING, AND TESTING
DIVISION 16	ELECTRICAL
SECTION 16010	GENERAL PROVISIONS
SECTION 16100	BASIC MATERIALS AND METHODS
SECTION 16206	EMERGENCY STANDBY ELECTRICAL SYSTEM
SECTION 16725	FIRE ALARM SYSTEM

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EXHIBIT B

INDEX OF DRAWINGS

C1	Site Plan
C2	Grading, Drainage, & Erosion Control
C3	Road Details
C4	Water & Sewer Plan
C5	Water & Sewer Details
C6	Road Drainage & Erosion Control
C7	Offsite Sewer System Plan
C8	Sewer Profiles & Details
A1.0	Project Data & Code Summary
ADA	ADA Details
A2.1	First Floor Plan
A2.2	Second Floor Plan
A2.3	Third Floor Plan
A2.4	Mechanical Room Plan
A2.5	Roof Plan
A2.6	First Floor Reflected Ceiling Plan
A2.7	Second Floor Reflected Ceiling Plan
A2.8	Third Floor Reflected Ceiling Plan
A3.1	Enlarged Restroom Plan & Elevations
A3.2	Elevator Plans
A3.3	Elevator Plans & Sections
A3.4	Stair Plans
A3.5	Stair Plans
A3.6	Stair Section
A3.7	Stair Section
A3.8	Cupola Plans &Section
A3.9	HVAC/Dumpster Enclosure Plans, Elevation & Sections
A4.1	Door Schedule
A4.2	Storefront Schedule #1
A4.3	Storefront Schedule #2
A4.4	Finish Schedule
A4.5	Lobby Ceiling Plans & Details
A5.1	Elevations
A5.2	Elevations
A6.1	Building Sections
A7.1	Sections & Details
A7.2	Sections & Details
A7.3	Sections & Details
A7.4	Sections & Details
A7.5	Sections & Details
A7.6	Sections & Details
A8.1	Rated Assemblies
A8.2	Rated Assemblies
S001	General Notes, Schedules, Legend, & Load Tables
S002	Notes, Schedules, and Special Inspection Notes
S101	Foundation Plan
S102	Second Floor Framing Plan
S103	Third Floor Framing Plan
S104	Attic Framing Plan
S105	Roof Framing Plan
S201	Foundation Sections
S301	Floor Framing Sections
S401	Roof Framing Sections

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S402	Typical Details
S500	Frame Elevations
M1.1	First Floor Mechanical Plan
M1.2	Second Floor Mechanical Plan
M1.3	Third Floor Mechanical Plan
M1.4	Attic Mechanical Plan
M1.5	Chiller Location Mechanical Plan
M2.1	Schedules, Notes, & Symbols
M2.2	Schedules
M2.3	Details
P1.0	Overall First Floor Plumbing Plan
P1.1	Overall Second Floor Plumbing Plan
P1.2	Overall Third Floor Plumbing Plan
P1.3	Enlarged Plans
P2.0	Schedules & Details
FP1.0	First Floor Fire Protection Plan
FP1.1	Second Floor Fire Protection Plan
FP1.2	Third Floor Fire Protection Plan
FP1.3	Attic Fire Protection Plan
E1.1	First floor Electrical Plan
E1.2	Second Floor Electrical Plan
E1.3	Third Floor Electrical Plan
E1.4	Attic Electrical Plan
E1.5	Parking Lot Lighting Plan
E1.6	Schedules & Symbols
E1.7	Riser Diagrams
L-1	Tree Protection & Removal
L-2	Planting Plan
L-3	Planting Details
L-4	Irrigation Plan
L-5	Irrigation Details

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Additions and Deletions Report for
AIA Document A114 — 2001

This Additions and Deletions Report as defined on page 1 of the associated document, reproduces below all text the author has added to the standard form AIA document in order to complete it, as well as any text the author may have added to or deleted from the original AIA text. Added text is shown underlined. Deleted text Is indicated with a horizontal line through the original AIA text.

Note: This Additions and Deletions Report is provided for information purposes only and is not incorporated into or constitute any part of the associated AIA document. This Additions and Deletions Report and its associated document were generated simultaneously by AIA software at 14:26:57 on 09/01/2005.

AGREEMENT made as of the Eleventh day of July in the year Two Thousand and Five

BFNM Building, LLC

PO Box 11070

Columbia, SC 29211-1070

Harrington Construction Co., General Corporation

PO Box 1843

Myrtle Beach. SC 29578

Telephone Number: 843-448-1642

Fax Number: 843-626-3279

Beach First Center, to be located at the southwest corner of the intersection of Robert M. Grissom Parkway and 38th Avenue North, Myrtle Beach, South Carolina.

Graham Group Architecture, Professional Corporation

P0 Box 888

Pawleys Island, SC 29585

Telephone Number: 843-237-3488

Fax Number: 843-237-3986

§ 4.3 The Contractor shall achieve Substantial Completion of the entire Work not later than Two hundred fifty-five (255) days from the date of commencement or as follows:

For the purpose of this Agreement, the base price of the Work has been established as Five Million Two Hundred Thirty-seven Thousand Four Hundred Seventy-eight Dollars and Zero Cents ($5,237,478.00). The base price is subject to additions and deductions by Change Order as provided in the Contract Documents.

1

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The Contractor’s Fee shall consist of General Conditions in the amount of Eighty Two Thousand. Three Hundred Sixteen Dollars ($82,316.00) and Overhead and Profit in the amount of One Hundred Fifty Thousand Eight Hundred Dollars ($150,800.00), for a total of Two Hundred Thirty Three Thousand, One Hundred Sixteen Dollars ($233,116.00).

n/a

(Twenty Eighth)

§ 12.1.2 The period covered by each Application for Payment shall be one calendar month ending on the 28th day of the month, or as follows:

§ 12.1.3 Provided that an Application for Payment is received by the Architect not later than the Sixteenth day of a month, the Owner shall make payment to the Contractor not later than the Tenth day of the following month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than Thirty-five (35) days after the Architect receives the Application for Payment.

.2	add the Contractor’s Fee, less retainage of Ten percent (10.00%). The Contractor’s Fee shall be computed upon the Cost of the Work described in the preceding Section 12.1.6.1 at the rate stated in Section 5.2; or if the Contractor’s Fee is stated as a fixed sum in that paragraph, an amount which bears the same ratio to that fixed-sum Fee as the Cost of the Work in the preceding clause bears to a reasonable estimate of the probable Cost of the Work upon its completion;

n/a

§ 12.1.8 Except with the Owner’s prior approval, payments to Subcontractors shall be subject to retainage of not less than Ten percent (10.00%). The Owner and Contractor shall agree on a mutually acceptable procedure for review and approval of payments and retention for Subcontractors,

Final Payment shall be contingent upon issuance of the Certificate of Occupancy.

0.00% per annum

William Sills

P0 Box 11070

Columbia, SC 29211-1070

Mike Harrington or Leonard Humphries

P0 Box 1843

Myrtle Beach, SC 29578

.1 When the Work exceeds fifty percent (50%) completion, retainage shall be reduced to five percent (5%) for the duration of construction.

~~Section~~	~~Title~~	~~Pages~~

Title of Specifications exhibit: Exhibit A. Index of Specification Sections

2

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One	6/6/05	1
Two	6/24/05	1

§ 15.1.5 The Drawings are as follows, and are dated May 04, 2005 unless a different date is shown below:

~~Number~~	~~Title~~	~~Date~~

Title of Drawings exhibit: Exhibit B, index of Drawings

n/a

Exhibit C, attached, Certificate of Liability Insurance

William Sills	Michael Harrington, President

3

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EXHIBIT A

INDEX OF SPECIFICATION SECTIONS

DIVISION 0                            BIDDING AND CONTRACTING REQUIREMENTS

         SECTION 00400           CONTRACT REFERENCE

         SECTION 00500           SUBCONTRACTORS LIST

         SECTION 00700           GENERAL CONDITIONS REFERENCE

         SECTION 00800           SUPPLEMENTARY CONDITIONS

DIVISION 1                           GENERAL REQUIREMENTS

         SECTION 01110           SUMMARY

         SECTION 01200           PRICE AND PAYMENT PROCEDURES

         SECTION 01310           PROJECT MANAGEMENT AND COORDINATION

         SECTION 01320           CONSTRUCTION PROGRESS DOCUMENTATION

         SECTION 01330           SUBMITTAL PROCEDURES

         SECTION 01352           LEED REOUIREMENTS

         SECTION 01400 QUALITY REQUIREMENTS

         SECTION 01500           TEMPORARY FACILITIES AND CONTROLS

         SECTION 01524           CONSTRUCTION WASTE MANAGEMENT

         SECTION 01600           PRODUCT REQUIREMENTS

         SECTION 01700           EXECUTION REOUIREMENTSSECTION

         SECTION 01770           CLOSEOUT PROCEDURES

         SECTION 01781           PROJECT RECORD DOCUMENTS

         SECTION 01782           OPERATION AND MAINTENANCE

         SECTION 01810           GENERAL COMMISSIONING REQUIREMENTS

         SECTION 01815           HVAC COMMISSIONING REQUIREMENTS

4

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         SECTION 01820           DEMONSTRATION AND TRAINING

DIVISION 2                          SITE WORK

         SECTION 02230           SITE CLEARING

         SECTION 02300           EARTHWORK

         SECTION 02361           TERMITE CONTROL

DIVISION 3                       CONCRETE

         SECTION 03300         CAST-IN-PLACE CONCRETE

DIVISION 4                       MASONRY

         SECTION 04810         UNIT MASONRY ASSEMBLIES

DIVISION 5                         METALS

         SECTION 05120           STRUCTURAL STEEL

         SECTION 05310           STEEL DECK

         SECTION 05400           COLD-FORMED METAL FRAMING

         SECTION 05500           METAL FABRICATIONS

         SECTION 05511           METAL STAIRS

         SECTION 05521           PIPE AND TUBE RAILINGS

         SECTION 05700           ORNAMENTAL METAL

         SECTION 05721           ORNAMENTAL RAILINGS

DIVISION 6                          WOOD AND PLASTICS

         SECTION 06105           MISCELLANEOUS CARPENTRY

         SECTION 06150           DECKING

         SECTION 06202           INTERIOR FINISH CARPENTRY

DIVISION 7                          THERMAL AND MOISTURE PROTECTION

         SECTION 07131           SELF-ADHERING SHEET WATERPROOFING

         SECTION 07210           BUILDING INSULATION

5

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         SECTION 07270           AIR BARRIERS

         SECTION 07460           SIDING

         SECTION 07610           SHEETMETAL ROOF

         SECTION 07620           SHEET METAL FLASHING AND TRIM

         SECTION 07811           SPRAYED FIRE RESISTIVE MATERIALS

         SECTION 07841           THROUGH-PENETRATION FIRESTOP SYSTEMS

         SECTION 07920           JOINT SEALANTS

DIVISION 8                          DOORS AND WINDOWS

         SECTION 08110           STEEL DOORS AND FRAMES

         SECTION 08212           STILE AND RAIL WOOD DOORS

         SECTION 08411           ALUMINUM FRAMED STOREFRONTS

         SECTION 08710           DOOR HARDWARE

         SECTION 08800           GLAZING

DIVISION 9                          FINISHES

         SECTION 09220           PORTLAND CEMENT PLASTER

         SECTION 09250           GYPSUM BOARD

         SECTION 09265           GYPSUM BOARD SHAFT-WALL ASSEMBLIES

         SECTION 09310           CERAMIC TILE

         SECTION 09512           ACOUSTIC TILE CEILINGS

         SECTION 09640           WOOD FLOORING

         SECTION 09911           EXTERIOR PAINTING

         SECTION 09912           INTERIOR PAINTING

DIVISION 10                         SPECIALTIES

         SECTION 10155           TOILET COMPARTMENTS

         SECTION 10431           SIGNS

6

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         SECTION 10522           FIRE EXTINGUISHER AND CABINETS

         SECTION 10801           TOILET AND BATH ACCESSORIES

DIVISION 11                        EQUIPMENT (NONE)

DIVISION 12                        FURNISHINGS

         SECTION 12484           FLOOR MATS AND FRAMES

DIVISION 13                        SPECIAL CONSTRUCTION (NONE)

DIVISION 14                        CONVEYING SYSTEMS

         SECTION 14240           HYDRAULIC ELEVATORS

DIVISION 15                        MECHANICAL

         SECTION 15011           GENERAL REOUIREMENTS MECHANICAL

         SECTION 15016           PRESSURE TESTING

         SECTION 15050           BASIC MATERIALS AND METHODS

         SECTION 15100           VALVES

         SECTION 15141           CENTRIFUGAL PUMPS

         SECTION 15250           INSULATION OF MECHANICAL SYSTEMS

         SECTION 15251           INSULATION OF UNDERGROUND PIPING

         SECTION 15400           PLUMBING

         SECTION 15500           FIRE PROTECTION

         SECTION 15650           PIPING AND PIPING FITTINGS

         SECTION 15700           HEAT TRANSFER EQUIPMENT

         SECTION 15800           AIR DISTRIBUTION

         SECTION 15872           AIR COOLED CHILLERS

         SECTION 15900           ENERGY MANAGEMENT AND CONTROLS

         SECTION 15950           BALANCING, ADJUSTING, AND TESTING

7

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DIVISION 16                        ELECTRICAL

         SECTION 16010           GENERAL PROVISIONS

         SECTION 16100           BASIC MATERIALS AND METHODS

         SECTION 16206           EMERGENCY STANDBY ELECTRICAL SYSTEM

         SECTION 16725           FIRE ALARM SYSTEM

8

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EXHIBIT B

INDEX OF DRAWINGS

C1    Site Plan

C2    Grading, Drainage, & Erosion Control

C3    Road Details

C4    Water & Sewer Plan

C5    Water & Sewer Details

C6    Road Drainage & Erosion Control

C7    Offsite Sewer System Plan

C8    Sewer Profiles & Details

A1.0    Project Data & Code Summary

ADA    ADA details

A2.1    First Floor Plan

A2.2    Second Floor Plan

A2.3    Third Floor Plan

A2.4    Mechanical Room Plan

A2.5    Roof Plan

A2.6    First Floor Reflected Ceiling Plan

A2.7    Second Floor Reflected Ceiling Plan

A2.8    Third Floor Reflected Ceiling Plan

A3.1    Enlarged Restroom Plan & Elevations

A3.2    Elevator Plans

A3.3    Elevator Plans & Sections

A3.4    Stair Plans

A3.5    Stair Plans

A3.6    Stair Section

A3.7    Stair Section

A3.8    Cupola Plans& Section

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WARNING: This AlA Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AlA software at 14:26:57 on 09/01/2005 under Order No.1000195143_1 which expires on 8/26/2006, and is not for resale.
User Notes:                                                                                                                                                                      (2146121373)

A3.9    HVAC/Dumpster Enclosure Plans, Elevation & Sections

A4.1   Door Schedule

A4.2    Storefront Schedule #1

A4.3   Storefront Schedule #2

A4.4   Finish Schedule

A4.5   Lobby Ceiling Plans & Details

A5.1   Elevations

A5.2   Elevations

A6.1    Building Sections

A7.1    Sections & Details

A7.2    Sections& Details

A7.3    Sections & Details

A7.4    Sections & Details

A7.5    Sections & Details

A7.6    Sections & Details

A8.1    Rated Assemblies

A8.2    Rated Assemblies

S001    General Notes, Schedules, Legend, & Load Tables

S002    Notes, Schedules, and Special Inspection Notes

S101    Foundation Plan

S102    Second Floor Framing Plan

S103    Third Floor Framing Plan

S104    Attic Framing Plan

S105    Roof Framing Plan

S201    Foundation Sections

S301      Floor Framing Sections

S401 Roof Framing Sections

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WARNING: This AlA Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AlA software at 14:26:57 on 09/01/2005 under Order No.1000195143_1 which expires on 8/26/2006, and is not for resale.
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S402     Typical Details

S500     Frame Elevations

M1.1     First Floor Mechanical Plan

M1.2     Second Floor Mechanical Plan

M1.3     Third Floor Mechanical Plan

M1.4     Attic Mechanical Plan

M1.5     Chiller Location Mechanical Plan

M2.1     Schedules, Notes. & Symbols

M2.2      Schedules

M2.3     Details

P1.0       Overall First Floor Plumbing Plan

P1.1       Overall Second Floor Plumbing Plan

P1.2       Overall Third Floor Plumbing Plan

P1.3       Enlarged Plans

P2.0       Schedules & Details

FP1.0     First Floor Fire Protection Plan

FF1.1     Second Floor Fire Protection Plan

FF1.2     Third Floor Fire Protection Plan

FF1.3     Attic Fire Protection Plan

E1.1        First Floor Electrical Plan

E1.2        Second Floor Electrical Plan

E1.3        Third Floor Electrical Plan

E1.4         Attic Electrical Plan

E1.5         Parking Lot Lighting Plan

E1.6         Schedules & Symbols

E1.7         Riser Diagrams

L-1           Tree Protection & Removal

L-2           Planting Plan

L-3           Planting Details

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WARNING: This AlA Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AlA software at 14:26:57 on 09/01/2005 under Order No.1000195143_1 which expires on 8/26/2006, and is not for resale.
User Notes:                                                                                                                                                                      (2146121373)

L-4     Irrigation Plan

L-5      Irrigation Details

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WARNING: This AlA Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AlA software at 14:26:57 on 09/01/2005 under Order No.1000195143_1 which expires on 8/26/2006, and is not for resale.
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Certification of Documents Authenticity
AlA® Document D401™ — 2003

I, David A. Graham, hereby certify, to the best of my knowledge, information and belief, that I created the attached final document simultaneously with its associated Additions and Deletions Report and this certification at 14:26:57on 09/01/2005 under Order No. 1000195143_1 from AIA Contract Documents software and that in preparing the attached final document I made no changes to the original text of A1A® Document A114™ — 2001 — Standard Form of Agreement Between Owner and Contractor where the basis of payment is the Cost of the Work Plus a Fee without a Guaranteed Maximum Price, as published by the AIA in its software, other than those additions and deletions shown in the associated Additions and Deletions Report.

_____________________________
(Signed)

_____________________________
(Title)

_____________________________
(Dated)

1

WARNING: This AlA Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AlA software at 14:26:57 on 09/01/2005 under Order No.1000195143_1 which expires on 8/26/2006, and is not for resale.
User Notes:                                                                                                                                                                      (2146121373)